Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (QDPL)
(the “Fund”)
a series of Pacer Funds Trust

Supplement dated October 18, 2024 to the Fund’s Summary Prospectus, the Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2024, as previously supplemented
Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are revised to reflect that the Fund is classified as a diversified fund. The specific changes are shown below.
Summary Prospectus & Prospectus
The following sentence is hereby deleted from the “Principal Investment Strategies of the Fund” section in the Summary Prospectus and Prospectus for the Fund:
The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.
The risk description below is hereby deleted under the Summary section entitled “Principal Risks of Investing in the Fund” for the Fund.
Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
In addition, the reference to “Non-Diversification Risk” being applicable to the Fund is deleted from the chart beginning on page 37 of the Prospectus.
SAI
The section entitled “NON-DIVERSIFICATION” is hereby updated as follows:
NON-DIVERSIFICATION
Each Fund (other than QDPL) is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of the Index and, therefore, those securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in the Index.

Although each Fund (other than QDPL) is non-diversified for purposes of the 1940 Act, each Fund (other than QDPL) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.
The following disclosure is hereby added to immediately preceding the section entitled “NON-DIVERSIFICATION.”
DIVERSIFICATION
The Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of such Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers.
In addition, the following diversification policy for the Fund is added as the Fund’s second fundamental policy under “INVESTMENT LIMITATIONS” in the SAI:
With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.